UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2021

Lineage Cell Therapeutics, Inc.

(Exact name of registrant as specified in charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2173 Salk Avenue, Suite 200 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(442) 287-8990

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value	LCTX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2021, Lineage Cell Therapeutics, Inc. (“Lineage” or the “Company”) announced that Kevin L. Cook will be appointed Chief Financial Officer, effective June 21, 2021. In this capacity, Mr. Cook will serve as the Company’s principal financial and accounting officer. Mr. Cook, 50, previously served as Chief Operating Officer of Grade Water and Power, LLC, an investment firm, a position he held from March 2020 to June 2021. From February 2019 to February 2020, Mr. Cook served as an independent consultant to various entities, providing valuation and strategic advisory services. Previously, he was employed by Breitburn GP LLC, a wholly-owned subsidiary of Breitburn Energy Partners LP, an oil and gas company, most recently, from 2014 to February 2019, as its Vice President of Corporate Development and Strategy and, from 2012 to 2014, as its Vice President of Business Development. From 2000 to 2011, Mr. Cook was an investment banker at Merrill Lynch & Co. He received a B.S. in Biological Sciences from University of California, Davis, and an M.B.A. from The Kellogg School of Management at Northwestern University.

In connection with his appointment as Chief Financial Officer, the Company and Mr. Cook entered into an employment agreement pursuant to which Mr. Cook will be paid an annual base salary of $405,000, will receive a one-time $15,000 sign-on bonus and relocation rental expense reimbursement of up to $5,000 per month for six months, and may be eligible for an annual bonus targeted at 40% of his annual salary, as may be approved by the Company’s Board of Directors or its Compensation Committee in its discretion, based on the achievement of predetermined company and/or individual objectives set by the Company’s Board of Directors or its Compensation Committee, from time to time. In connection with his appointment, Mr. Cook will receive an option to purchase 750,000 shares of the Company’s common stock, 25% of the shares underlying the option will vest on the first anniversary of his start date with the Company and the remainder will vest in 36 equal monthly installments thereafter, subject to his continued employment with the Company on each such date and the terms and provisions of the Company’s 2012 Equity Incentive Plan. Mr. Cook is also entitled to the standard benefits available to the Company’s employees generally, including health insurance.

Under the terms of his employment agreement, if Mr. Cook’s employment is terminated without cause or if he resigns for good reason, then subject to his execution of a release of claims in favor of the Company, he will be entitled to severance benefits including the payment of nine months’ base salary, his prorated annual bonus due, if any, and the payment, for a period of six months, of any health insurance benefits he was receiving at the time of such termination pursuant to the Company’s group health insurance plans as provided pursuant to the Consolidated Omnibus Budget Reconciliation Act. If his employment is terminated without cause or he resigns for good reason within the one-year period following a change of control, then, in addition to the severance benefits described above, he will be entitled to accelerated vesting of 100% of any unvested stock options, restricted stock or restricted stock units that may have been granted to him by the Company.

The foregoing description of Mr. Cook’s employment agreement does not purport to be complete and is qualified in its entirety by reference to the employment agreement, a copy of which Lineage expects to file as an exhibit to its next periodic report.

There are no arrangements or understandings between Mr. Cook and any other person pursuant to which he was selected as an officer of Lineage, and there is no family relationship between Mr. Cook and any of Lineage’s other directors or executive officers. Mr. Cook is not a party to any current or proposed transaction with Lineage for which disclosure is required under Item 404(a) of Regulation S-K.

In connection with Mr. Cook’s appointment as Chief Financial Officer, effective June 21, 2021, Brian M. Culley, Lineage’s Chief Executive Officer, will cease serving as Lineage’s interim Chief Financial Officer and principal financial officer, and Alexandra Hernandez, Lineage’s Sr. Director of Finance and Controller, will cease serving as Lineage’s interim principal accounting officer.

Cautionary Statement Regarding Forward-Looking Statements

Lineage cautions you that all statements, other than statements of historical facts, contained in this report, are forward-looking statements. Forward-looking statements, in some cases, can be identified by terms such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “design,” “intend,” “expect,” “could,” “can,” “plan,” “potential,” “predict,” “seek,” “should,” “would,” “contemplate,” project,” “target,” “tend to,” or the negative version of these words and similar expressions. Such statements include, but are not limited to, statements relating to Mr. Cook’s employment with and compensation by Lineage and appointment as its Chief Financial Officer and principal financial and accounting officer. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Lineage’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by the forward-looking statements in this report, including risks and uncertainties inherent in Lineage’s business and other risks in Lineage’s filings with the Securities and Exchange Commission (SEC). Lineage’s forward-looking statements are based upon its current expectations and involve assumptions that may never materialize or may prove to be incorrect. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Further information regarding these and other risks is included under the heading “Risk Factors” in Lineage’s periodic reports with the SEC, including Lineage’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC and its other reports, which are available from the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. Lineage undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lineage Cell Therapeutics, Inc.

Date: June 16, 2021	By:	/s/ Brian M. Culley
	Name:	Brian M. Culley
	Title:	Chief Executive Officer